UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 4, 2005
                 -----------------------------------------------

                                      TODCO
             (Exact name of registrant as specified in its charter)

          Delaware                   1-31983                76-0544217
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(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)          Identification No.)

    2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas    77042-3615
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            (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (713) 278-6000
                                                    ---------------


          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE

         The Registrant hereby incorporates by reference into this Item 7.01 the monthly rig status report, as of January 4, 2005, of the Registrant attached as
Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements regarding the current term, start and end dates and comments concerning future contracts and availability and other aspects of the Registrant's drilling rigs. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Registrant's overall business and financial performance can be found in the Registrant's reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the registrant's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Registrant undertakes no obligation to publicly update or revise any forward-looking statement.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

(c) Exhibits.

         Exhibit number             Description

99.1     Monthly Rig Status Report as of January 4, 2005




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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TODCO


                                             By:      /s/  T. Scott O'Keefe
                                                      -------------------------
                                                      T. Scott O'Keefe
                                                      Senior Vice President &
                                                      Chief Financial Officer



Dated:   January 4, 2005







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                                  EXHIBIT INDEX


Exhibit number                      Description
--------------                      -----------
99.1               Monthly Rig Status Report as of January 4, 2005